Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street | Palo Alto, CA 94304-1115 | tel 650.233.4500 | fax 650.233.4545

James J. Masetti

tel 650.233.4754

jim.masetti@pillsburylaw.com

December 3, 2012

Securities and Exchange Commission

100 F Street, N.W., Mail Stop 3561

Washington, D.C. 20549

Attention:	Barbara C. Jacobs
Assistant Director

Re:	Violin Memory, Inc.
Confidential Draft Registration Statement on Form S-1: Submission #4
Originally submitted on September 18, 2012
CIK No. 1407190

Dear Ms. Jacobs:

Violin Memory, Inc. (the “Registrant”) hereby provides the following information in response to the comments received from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) in its letter to the Registrant dated November 20, 2012. The number of the responses and the headings set forth below correspond to the numbered comments and headings in the letter from the Staff.

General

1.	Please note that we are currently reviewing your request for confidential treatment for portions of Exhibits 10.7 and 10.10 submitted on November 9, 2012. If we have further comments on your confidential treatment application, we will issue a comment letter by a separate cover.

Response: The Registrant notes the Staff’s comment.

December 3, 2012

Risk Factors, page 10

2.	We note your response to prior comment 7 regarding the warrant and put options related to your supply agreements with Toshiba. Please revise your risk factor on page 29 to also include a discussion of the warrant agreement with Toshiba and provide us with an analysis why a description of this agreement is not appropriate for your prospectus summary. We note that the warrant agreement appears to survive the close of your offering, unlike the put agreement. Further, please provide us a copy of the Toshiba letter agreement that contains the provision that the put option will expire upon the close of your offering.

Response: The Registrant and Toshiba have agreed to amend the warrant agreement to provide that the agreement will terminate immediately prior to the Registrant’s initial public offering. The Registrant does not believe adding a description of the warrant agreement to the prospectus summary would be helpful to an investor, because the warrant will terminate immediately prior to the offering, and the Registrant considers it an extremely remote possibility that the conditions necessary for the warrant to become exercisable, which are within the Registrant’s control, would ever be triggered prior to such termination. In an effort to avoid confusion, the Registrant has added disclosure in the Offering Summary on page 7 to clarify that the capitalization information in the Registration Statement assumes that no shares become exercisable under the warrant agreement with Toshiba. The Registrant intends to file the warrant amendment as an exhibit to the Registration Statement in its next filing.

Use of Proceeds, page 37

3.	In your response to prior comment 13, you indicate that one of the purposes of your offering is to raise additional capital and you may also use a portion of the proceeds to fund your expansion. Please revise to clarify here and your management’s discussion and analysis section whether offering funds are necessary to fund your expansion plans and/or your operations for the next 12 months.

Response: The Registrant has revised the disclosure on page 36 to clarify that the proceeds from the offering are required to fund the expansion of the Registrant’s business. The Registrant supplementally advises the Staff that it intends to undertake a private placement in reliance upon Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, prior to the first public filing of the Registration

December 3, 2012

Statement in order to raise additional capital and, upon receipt of such funds, the Registrant does not believe the proceeds from the initial public offering will be required to fund the Registrant’s operations for the next 12 months. When this funding is obtained, the Registrant will revise its disclosure in the Registration Statement to clarify the offering proceeds are not required to fund its operations for the next 12 months.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Overview, page 44

4.	Please incorporate your response to prior comment 17 in your next amendment to discuss the difficulties of describing the product lifecycles of your products. Also, please advise us whether a risk factor is necessary to discuss the uncertainty as to the lifecycles of your products.

Response: In response to the Staff’s comment, the Registrant has revised the language on page 44 to disclose that it will take between 18 to 24 months for the Registrant to develop a new product and that the Registrant phases out existing products when a new generation of a product becomes available. As discussed in the Registration Statement, the start of the Registrant’s product development cycle is generally tied to the anticipated release by its suppliers of next generation NAND flash memory. The Registrant does not believe a separate risk factor is necessary to discuss the uncertainty of the lifecycles of its products as it believes that this risk is a subset of a broader risk regarding the short operating history of the Registrant. The Registrant has revised the risk factor on page 10 relating to its short operating history to highlight the risk associated with the fact that the Registrant has limited experience in anticipating the lifecycle of its products. In addition, the Registrant notes it has included a risk factor on page 16 that addresses the risk to the Registrant’s business should the Registrant fail to develop or introduce new or enhanced products on a timely basis.

December 3, 2012

Critical Accounting Policies and Estimates

Stock-Based Compensation

Stock-Based Compensation Expense, page 60

5.	We have reviewed your response to prior comment 23 and your revised disclosures. Although we understand your consideration of secondary sales of your common stock when using the reverse Option Pricing Model to determine your enterprise value, please tell us how you considered whether the unadjusted sale price from these secondary sales was representative of the fair value of your common stock. In this regard, please tell us how you considered that the arms-length secondary sales of common stock, between unrelated parties, at an observable price serves the same purpose as quoted market prices which are generally considered to be the best evidence of fair value.

Response: The Registrant believes that the unadjusted sale prices from these secondary sales do not represent the best evidence of the fair value of its common stock because (i) the secondary market does not serve the same purpose as quoted market prices and (ii) the implied value of the secondary prices is not as credible compared to other valuation metrics. The Registrant believes the sales of its preferred stock provide the best evidence of fair value. From October 2011 to October 2012, the Registrant sold 21.3 million shares of its preferred stock to investors who had access to a data room set up by the Registrant and management presentations, in arms-length transactions (see the Registrant’s prior response to Comment 23 as to the arm’s length nature of the sales of the Registrant’s preferred stock) with numerous new investors. While over the same period of time, there were secondary sales of 4.0 million shares of the Registrant’s common stock, of which nearly all of these investors were not provided access to a data room and information as compared to the Registrant’s investors in preferred stock that were provided such access.

December 3, 2012

The Registrant chose not to rely exclusively on the secondary transactions in common shares and have applied judgmental weighting along with the sale of preferred stock when calculating the prior sale method. The following factors were considered when evaluating whether secondary market transactions were relevant to estimating the fair value of the Registrant’s securities:

a)	Employees do not have access to the secondary market. Consequently, the secondary market is not the principal market for the Registrant’s common stock.

b)	The Registrant considered whether buyers and sellers in the secondary market qualify as market participants. The amount of information available to these investors does not appear to be sufficient for them to make informed decisions. For instance, some or all of the following was not available to the investors: a) data on previous completed transactions, b) data on recent preferred stock transactions, c) recent revenue or earnings performance, d) forward looking growth estimates, e) long-term financial forecasts and business plans, f) capital structure, preferences and shares outstanding, and g) access to management.

c)	The Registrant also considered whether the secondary market transactions were orderly. ASC 820 defines an orderly transaction as a “transaction that assumes exposure to the market for a period before the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets or liabilities; it is not a forced transaction (for example, a forced liquidation or distressed sale).” In a private company, the usual and customary marketing activities for financing transactions include time for the investor to perform due diligence and to discuss the Registrant’s plans with management or the board of directors. If the evidence indicates that a transaction is not orderly, little, if any, weight shall be placed on that transaction price. If the evidence indicates that a transaction is orderly, an entity will take that transaction price into account. The amount of weight placed on that transaction when compared with other indications of fair value will depend on the existing facts and circumstances, such as a) volume of transactions, b) comparability of the transaction to the asset or liability being measure and c) proximity of the transaction to the measurement date. The Registrant did not conclude that the secondary market transactions were disorderly and therefore judgmentally weighted the secondary market transactions in determining the estimated fair value of its common stock.

December 3, 2012

Other considerations of the Registrant in evaluating the relevance of secondary market transactions included:

a)	Timing of transactions

b)	Whether there was balanced supply and demand

c)	Whether there were sufficient sophisticated bidders to constitute an active market

d)	Whether there was sufficient information to value the investment and make an investment decision

e)	Whether the pattern of trades is consistent with an active market

Based on these criteria, the Registrant gave a judgmental weighting to the secondary market transactions along with preferred stock financing in determining the estimated fair value of its common stock.

6.	Please also explain to us why there is a fairly significant difference between the $2.90 fair value used in May/June 2012 and the $3.84 fair value used in August 2012 compared to the $5.00 paid by the purchasers of the common stock in the secondary sales that occurred around the same time.

Response: The Registrant considered all data points available; including common stock prices in secondary market, the Series D preferred stock issuance price along with comparable public companies multiples to determine the fair value of its common stock. As discussed in the Registrant’s response to comment 5 above, the Registrant believes that secondary sales do not represent the best evidence of the fair value of common stock due to lack of marketability, the secondary market not being a principal market for all employees, infrequent and low volume of trades and no access to financial data by these investors.

The Registrant applied a significant weighting to the secondary sales of common stock to determine the fair-value of common stock. For the May/June 2012 valuations, the Registrant weighted the secondary sales of common stock at 24% of the overall valuation after weighting them 60% in the prior sales method and giving the prior sales method a 40% weighting in the overall valuation. Similarly, for the August 2012 valuation, the Registrant used an effective weighting of 37.5% with weighting the secondary sales of common stock at 75% in the prior sales method and giving the prior sales method a weighting of 50%. Last, for the October 2012 valuation, the Registrant used an effective weighting of 45% with weighting the secondary sales of common stock at 75% in the prior sales method and giving the prior sales method a weighting of 60%.

7.	We note your response to prior comment 25 and your revised disclosure. As previously requested, please confirm that the same set of comparable publicly-traded companies was used in all of your various valuation estimates including estimated volatility and market approach enterprise valuations. To the extent different sets of companies were used, please explain your basis for not using the same set of companies.

Response: The Registrant has used the same set of comparable publicly traded companies in all valuation estimates including estimated volatility and market approach enterprise valuations during the period from September 1, 2011 through October 31, 2012 (last valuation performed through the date of this letter).

December 3, 2012

Prior to the September 1, 2011 valuation, the Registrant used a different service provider in completing a contemporaneous valuation in July 2011 as of May 31, 2011. This service provider used some different comparable companies. In connection with the switch of service providers, the Registrant removed from the comparison set certain companies that it considered financially distressed (e.g., market capitalization of less than $100 million) or for which public information was no longer available. The Registrant also added a company with flash-based products that went public in June 2011 and two additional large profitable companies in its industry, which the Registrant believes is representative of its expected long-term operating model.

The Registrant used the May 2011 valuation for option grants made in August and September at exercise prices of $0.71 per share. The Registrant performed a sensitivity analysis by retroactively applying a consistent methodology and peer group as of September 1, 2011 valuation. The analysis resulted in a value of $0.69 per share, which was slightly below the $0.71 per share determined by the May 2011 valuation. As such, the Registrant does not believe there is a material difference as a result of changing its service provider and related methodology.

Business

Overview, page 70

8.	We note your response to prior comment 31 regarding your relationship with Toshiba. On page 70, you still indicate that your relationship with Toshiba allows you to design storage systems to “unlock the inherent performance capabilities of flash technologies and provides us insights into future generations of memory.” Please revise to clarify how this relationship differs from other storage companies that are customers of Toshiba flash memory products.

Response: In response to the Staff’s comment, the Registrant has revised its disclosure on page 70. The Registrant notes it has received confirmation from Toshiba that Toshiba agrees with the explanation as to how the Registrant’s relationship differs from other flash memory array providers.

9.	Your response to prior comment 32 indicates that you do not believe that your backlog is meaningful, noting that customers may generally cancel or reschedule orders. Please note that Item 101(c)(1)(viii) requires backlog disclosure of orders believed to be firm. Please provide the requested backlog disclosure or revise to provide disclosure on the likelihood of order cancellations or similar qualitative disclosure that indicates why your backlog orders are not firm, such as a history of frequent cancellations, postponement, or rescheduling of orders.

December 3, 2012

Response: The Registrant hereby advises the Staff that it has no material backlog that is believed to be firm. The delivery schedule outlined in the Registrant’s standard quotes provides that the Registrant will ship its product within eight weeks. Historically, the Registrant has shipped product for accepted purchase orders within one week of acceptance, resulting in no backlog amount at any point in time that would be material to investors in helping to understand the Registrant’s business. As such, the Registrant has revised its disclosure on page 85 to disclose the Registrant has no material backlog that is firm.

Sales and Marketing, page 82

10.	We note your response to prior comments 2 and 36 regarding your sponsorship agreement with the Forty-Niners SC Stadium Company LLC. Please revise to clarify whether you are committed to paying the entire $40 million over ten years, or whether you may opt out or cancel the sponsorship agreement at some point in the future. If not, it is unclear why such a sponsorship agreement,-which commits over 1/3 of your total assets as of June 30, 2012, is not a material agreement subject to the disclosure obligations of Item 601(b)(10) of Regulation S-K. Further, please revise your sales and marketing discussion on page 82 to clarify the size of your ongoing prospective sponsorship agreement obligations compared with your other brand awareness efforts such as advertising, trade shows, public relations, your website, and other efforts.

Response: The Registrant notes the Staff’s comment and will file its sponsorship agreement with the Forty-Niners SC Stadium Company LLC along with the request for confidential treatment as soon as possible.

December 3, 2012

The Registrant has added the amounts spent on other brand awareness efforts and a brief description of the Sponsorship Agreement to page 83 as well as a cross-reference the section where the Agreement is discussed in more detail.

11.	Your response to prior comment 37 indicates that your direct sales efforts are fulfilled by resellers. Please revise to clarify your relationship with your resellers and describe what services they provide to your end-customers. In particular, please describe what types of logistics or fulfillment services are provided by your resellers for products sold through the efforts of your direct sales staff and how their relationship with end-customers differs with you for products sold by the resellers’ sales staff.

Response: In response to the Staff’s comment, the Registrant has revised the language on page 82.

Customers, page 83

12.	In response to prior comment 38, you disclose sales through Hewlett-Packard represented 65% of your revenue in fiscal year 2012, but are not expected to exceed 10% of your revenues for fiscal year 2013. Please revise to describe in greater detail here and on page 45 the nature of your transactions with Hewlett-Packard and explain why it represented a large concentration of your sales in fiscal year 2012, but not in fiscal year 2013. It is unclear what caused such a large shift in your customer base and whether it relates to your strategic plans.

Response: In response to the Staff’s comment, the Registrant has revised its disclosure on page 45, 55 and 85.

Employment Arrangements, page 92

13.	We note your response to prior comment 41 regarding the description of employment agreements for your named executive officers. Please revise to clarify whether Mr. Kevin J. Rowett has any employment agreements or arrangements for fiscal years 2012 or 2013. If so, please revise to briefly describe such agreements or arrangements and file them as an exhibit under Item 601(b)(10) of Regulation S-K. Also, please briefly describe the material terms of Mr. Brasile’s 2009 employment agreement, which we note is filed as Exhibit 10.11, as revised by the board that reflects the compensation he earned in fiscal year 2012.

December 3, 2012

Response: The Registrant hereby informs the Staff that Mr. Rowett did not have an employment agreement or arrangements for fiscal 2012 or 2013. Mr. Rowett receives a base salary and all other compensation is granted on a discretionary basis. Accordingly, the Registrant has not added disclosure regarding Mr. Rowett on page 93 as such disclosure would only repeat the information provided in the summary compensation table. In response to the Staff’s comment, the Registrant has revised its disclosure on page 93 to describe Mr. Basile’s 2009 employment agreement.

* * *

The Registrant acknowledges the following:

•	the Registrant is responsible for the adequacy and accuracy of the disclosure in the filing;

•	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	the Registrant may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We would be pleased to answer your questions or provide you with any additional information. Please contact the undersigned at (650) 233-4754. You may also direct any further comments via facsimile at (650) 233-4545.

Very truly yours,

/s/ James J. Masetti

James J. Masetti

cc:	Violin Memory, Inc.

Donald G. Basile, President and Chief Executive Officer

Cory J. Sindelar, Chief Financial Officer

Davis Polk & Wardwell LLP

Alan Denenberg, Esq.

Pillsbury Winthrop Shaw Pittman LLP

Jorge del Calvo, Esq.

Heidi E. Mayon, Esq.